UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2020
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Twin River Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	TRWH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02 Results of Operations and Financial Condition.
On October 29, 2020, Twin River Worldwide Holdings, Inc. (the “Company”), published a press release to report its financial results for the third quarter ended September 30, 2020. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, should not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and should not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On October 27, 2020, (i) the Company, Caesars Entertainment, Inc. (“CZR”), GLP Capital, L.P. (“GLP”) and certain of their affiliates entered into an equity purchase agreement pursuant to which the Company agreed to purchase CZR’s Tropicana Evansville casino operations for $140 million, subject to customary post-closing adjustments, and GLP agreed to purchase the Tropicana Evansville casino real estate for $340 million and (ii) the Company and certain of its affiliates entered into a real estate purchase agreement pursuant to which the Company agreed to sell the real estate at its Dover, Delaware facility to GLP for $144 million. In connection with these transactions an affiliate of the Company will enter into a master lease agreement with GLP pursuant to which GLP will lease back to the Company the Evansville casino real estate for $28 million/year in rent, subject to escalation, and the Dover, Delaware facility real estate for $12 million/year in rent, subject to escalation.
Consummation of the equity purchase is subject to customary conditions, including receipt of required regulatory approvals. If the equity purchase agreement is terminated in certain circumstances as a result of the failure of the Company and GLP to obtain regulatory approvals (including gaming approvals), then the Company and GLP may be obligated to pay a termination fee of $16.8 million.

On October 27, 2020, the Company published a press release announcing the transactions described in this Item 8.01. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Twin River Worldwide Holdings, Inc. dated October 29, 2020
99.2	Press Release of Twin River Worldwide Holdings, Inc. dated October 27, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN RIVER WORLDWIDE HOLDINGS, INC.
By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: October 29, 2020